SECURITIES PURCHASE AGREEMENT


          AGREEMENT, dated October 20, 1997, among MLX Corp., a Georgia corporation ("Buyer"), and the holders (the "Selling Securityholders") of shares of common stock ("Common Stock"), par value $0.01 per share, of Morton Metalcraft Holding Co., a Delaware Corporation (the "Company"), and options and warrants to acquire shares of Common Stock (such shares of Common Stock, warrants and options, the "Company Securities").
          Pursuant to an Agreement and Plan of Merger dated as of October 20, 1997 (the "Merger Agreement"), among Buyer and the Company, the Company shall be merged with and into Buyer (the "Merger"), with Buyer being the surviving corporation (hereinafter referred to as the "Surviving Corporation").
          Pursuant to Section 5.9 of the Merger Agreement, prior to the Effective Time (as defined in the Merger Agreement), the Company will be recapitalized (the "Recapitalization") as set forth in the Merger Agreement.
          Each Selling Securityholder is the record and beneficial owner of the Company Securities set forth opposite such Selling Securityholder's name on Exhibit A hereto. As a result of the Recapitalization, each Selling Securityholder will become the record and beneficial owner of the newly issued securities of the Company (the "Recap Company Securities") set forth opposite such Selling Securityholder's name on Exhibit B hereto. Each Selling Securityholder wishes to sell the Recap Company Securities (all such Recap Company Securities of all Selling Securityholders herein referred to as the "Sale Securities") set forth opposite such

Selling Stockholder's name on Exhibit C hereto and Buyer wishes to purchase all such Sale Securities upon the terms and subject to the conditions of this Agreement. Capitalized terms used herein but not otherwise defined shall have the meanings given them in Section 11.1 hereof.
          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

          1.   Sale and Purchase of Sale Securities.
               1.1 Sale and Purchase of Sale Securities. At the Closing (as hereinafter defined), (i) each Selling Securityholder shall sell, and Buyer shall purchase all of the Sale Securities of such Selling Securityholder, free of any Liens, (ii) each Selling Securityholder shall deliver or cause to be delivered to Buyer certificates representing all of such Sale Securities accompanied by stock or warrant powers, as the case may be, duly executed in blank, in proper form for transfer, and with all appropriate stock transfer tax stamps affixed, and (iii) Buyer shall deliver the Purchase Price (as hereinafter defined) to the Selling Securityholders in accordance with Section 1.2 below.
               1.2 Purchase Price. The aggregate purchase price for the Sale Securities (the "Purchase Price") shall be the aggregate of all the purchase prices shown on Exhibit C. Buyer shall pay to each of the Selling Securityholders in immediately available funds, pursuant to written instructions provided by each Selling Securityholder at or prior to the Closing, the amount of the payment set forth opposite such Selling Securityholder's name on Exhibit C, against receipt of the Sale Securities of such Selling Stockholder set forth on Exhibit C hereto.
          2. Closing; Closing Date. The closing of the purchase and sale of the Sale Securities (the "Closing") shall take place immediately prior to the Effective Time (as defined in the Merger Agreement) on satisfaction or waiver of the conditions set forth in
Article 4 hereof at such place and time as the parties may agree in writing (such time and date being referred to herein as the "Closing Date").
          3. Representations and Warranties of Selling Securityholders. Each Selling Securityholder severally, and not jointly, represents and warrants to Buyer as follows:
               3.1 Title to the Company Securities. Except as set forth on Schedule 3.1, as of the date hereof, such Selling Securityholder owns of record, free and clear of any Lien, such Company Securities set forth opposite such Selling Stockholder's name on Exhibit A hereto.
               3.2 Title to the Recap Company Securities. As of the Closing Date and assuming the consummation of the Recapitalization in accordance with the Merger Agreement, such Selling Securityholder shall own of record, free and clear of any Lien, such Recap Company Securities set forth opposite such Selling Stockholder's name on Exhibit B hereto. Any Liens set forth on Schedule 3.1 regarding such Selling Stockholder's Company Securities shall no longer be in effect as of the Closing Date.
               3.3 Title to the Sale Securities. As of the Closing Date and assuming the consummation of the Recapitalization in accordance with the Merger Agreement, such Selling Securityholder shall own of record, free and clear of any Lien, such Sale Securities set forth opposite such Selling Stockholder's name on Exhibit C hereto, and, upon delivery of and payment for such Sale Securities by Buyer as herein provided, such Selling Securityholder will convey to Buyer good and valid title thereto, free and clear of any Lien. Any Liens set forth on Schedule 3.1 regarding such Selling Stockholder's Sale Securities shall no longer be in effect as of the Closing Date.
               3.4 Authority to Execute and Perform Agreement. Such Selling Securityholder has the full legal right, power and all authority required to enter into, execute and deliver this Agreement and to perform fully such Selling Securityholder's obligations hereunder. This Agreement has been duly executed and delivered by such Selling Securityholder and (assuming the due authorization, execution and delivery hereof by Buyer) is a legal, valid and binding obligation of such Selling Securityholder enforceable against such Selling Securityholder in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights and to general equity principles (regardless of whether enforcement is sought in a proceeding at law or in equity).
               3.5 Noncontravention. Except as set forth on Schedule 3.5, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by such Selling Securityholder will not
(i) contravene such Selling Securityholder's charter, articles or certificate of incorporation or by-laws, as applicable; (ii) violate, or cause such Selling Securityholder to be in default under, any provision of law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to such Selling Securityholder; (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which such Selling Securityholder is a party or by which it or its properties may be bound or affected; or
(iv) result in, or require, the creation or imposition of any Lien upon or with respect to any of the properties now owned by such Selling Securityholder.
               3.6 Representations and Warranties on Closing Date. The representations and warranties of such Selling Stockholder contained in this Article 3 shall be true and correct on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date.
          4. Representations and Warranties of Buyer. Buyer represents and warrants to each Selling Securityholder as follows:
               4.1 Authority to Execute and Perform Agreement. Buyer has the full legal right, power and all authority required to enter into, execute and deliver this Agreement and to perform fully Buyer's obligations hereunder. This Agreement has been duly executed and delivered by Buyer and (assuming the due authorization, execution and delivery hereof by the Selling Securityholders) is a legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights and to general equity principles (regardless of whether enforcement is sought in a proceeding at law or in equity).
               4.2 Noncontravention. Except as set forth on Schedule 4.2, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by Buyer will not
(i) contravene Buyer's charter, articles or certificate of incorporation or by-laws; (ii) violate, or cause Buyer to be in default under, any provision of law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to Buyer; (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Buyer is a party or by which it or its properties may be bound or affected; or result in, or require, the creation or imposition of any Lien upon or with respect to any of the properties now owned by Buyer.
          5. Conditions Precedent to the Obligation of Buyer to Close. The obligation of Buyer to enter into and complete the Closing is subject, at the option of Buyer, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by it:
               5.1 Consummation of the Merger. All conditions precedent to the consummation of the Merger shall have been fulfilled by the parties to the Merger Agreement.
               5.2  Representations and Warranties.  The
representations and warranties of the Selling Securityholders contained in this Agreement shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date.
          6. Conditions Precedent to the Obligation of the Selling Securityholders to Close. The obligation of each of the Selling
Securityholders to enter   into and complete the Closing is subject,
at the option of such Selling Securityholder, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by it:
               6.1 Consummation of the Merger. All conditions precedent to the consummation of the Merger shall have been fulfilled by the parties to the Merger Agreement, the Buyer shall in good faith expect the Effective Time under the Merger Agreement to occur immediately after the Closing hereunder and no amendment or other modification to the Merger Agreement shall have been made which would increase the merger consideration thereunder or otherwise adversely affect the rights of any of the Selling Securityholders hereunder.
               6.2 Shareholders' Agreement. The Shareholders' Agreement, dated as of March 20, 1995, among the Company, Morton Metalcraft Co., William D. Morton and the Purchasers (as defined therein) party thereto shall have been terminated simultaneously with the Closing of this Agreement.
               6.3 Shareholders' Agreement. The Shareholders' Agreement, dated as of January 25, 1995, as amended as of July 11, 1997, among the Company, Morton Metalcraft Co., William D. Morton and the Noteholders (as defined therein) party thereto shall have been terminated simultaneously with the Closing of this Agreement.
               6.4  Representations and Warranties.  The
representations and warranties of Buyer contained in this Agreement shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date.
               6.5 Recapitalization. The Recapitalization shall have been consummated by the Company and as a result thereof the Company's capital structure shall be as set forth on Exhibit B hereto.
               6.6 Prepayment of Certain Debt of the Company. On or immediately after the Closing Date, the Company shall have prepaid the indebtedness owed to each of Connecticut General Life Insurance Company ("CGLIC"), as beneficial owner (CIG & CO. being the registered owner) and CIGNA Mezzanine Partners III, L.P. ("CMP"; CMP and CGLIC collectively being referred to as, "CIGNA"), as beneficial owner (CIG & CO. being the registered owner) pursuant to the Company's 11.50% Senior Notes due January 31, 2005 (the "CIGNA Notes"), in the aggregate outstanding principal amount of $25,000,000 such prepayment being accompanied with a prepayment premium of $250,000, all accrued and unpaid interest due on the CIGNA Notes on the Closing Date and all other amounts due and owing under those separate Note Purchase Agreements, dated as of January 25, 1997, between the Company and each of CGLIC and CMP, and the Company and Buyer shall have taken or caused to be taken all actions required to be taken by each of them on or immediately after the
Closing Date pursuant to that certain Note Redemption Agreement, dated as of October 20, 1997, between, the Company, Morton Metalcraft Co., Buyer and CIGNA.
          7.   Covenants.
               7.1 Reasonable Best Efforts. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use its reasonable best efforts (to the extent within the control of any party hereto) to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by the Merger Agreement.
               7.2 Survival of Representations and Warranties of the Selling Securityholders After Closing. Notwithstanding any right of Buyer to investigate and notwithstanding any knowledge of facts determined or determinable by Buyer pursuant to such investigation or right of investigation, Buyer has the right to rely fully upon the representations and warranties of the Selling Securityholders contained in this Agreement. Notwithstanding any waiver by Buyer of any condition precedent to its obligation to close, all representations and warranties shall survive the execution and delivery of this Agreement and the Closing hereunder.
               7.3 Survival of Representations and Warranties of Buyer After Closing. Notwithstanding any right of the Selling Securityholders to investigate and notwithstanding any knowledge of facts determined or determinable by the Selling Securityholders pursuant to such investigation or right of investigation, the Selling Securityholders have the right to rely fully upon the representations and warranties of Buyer contained in this Agreement. Notwithstanding any waiver by the Selling
Securityholders of any condition precedent to its obligation to close, all representations and warranties shall survive the execution and delivery of this Agreement and the Closing hereunder.
               7.4 Selling Securityholder Restrictions. Each Selling Securityholder hereby agrees to waive all restrictions (whether transfer or otherwise) applicable to the shares of such Selling Securityholder to the extent necessary to facilitate the consummation of the transactions contemplated by this Agreement. Each Selling Securityholder hereby further agrees that any agreements containing any such restrictions as they apply to the Sale Securities shall terminate upon the consummation of the transaction contemplated by this Agreement.
          8.   Indemnification.
               8.1 Indemnification by Selling Securityholders. Each Selling Securityholder hereby agrees that such Selling Securityholder shall be severally, and not jointly, liable to and shall indemnify, defend and hold harmless Buyer, its Affiliates (including the Surviving Corporation) and their respective directors, officers, employees, Affiliates, successors and assigns pursuant to this Agreement from and against any and all loss, cost, damage or expense (including reasonable fees of counsel) whatsoever based upon, arising out of or otherwise resulting from any breach of any representation or warranty of such Selling Securityholder, or breach of any covenant or obligation of such Selling Securityholder or enforcement by Buyer of its rights agasint such Selling Securityholders hereunder, in either case, contained in this Agreement. Nothing in the Limited Indemnification Agreement, dated October 17, 1997 (the "Indemnification
Agreement"), among Buyer and certain of the Selling Securityholders shall limit the general liability of Selling Securityholders under this Agreement.
               8.2 Indemnification by Buyer. Buyer hereby agrees that Buyer shall be liable to and shall indemnify, defend and hold harmless each Selling Securityholder, its Affiliates and their respective directors, officers, employees, Affiliates, successors and assigns pursuant to this Agreement from and against any and all loss, cost, damage or expense (including reasonable fees of counsel) whatsoever based upon, arising out of or otherwise resulting from any breach of any representation or warranty of Buyer, or breach of any covenant or obligation of Buyer or enforcement by any Selling Securityholder of its rights hereunder, in either case, contained in this Agreement. Nothing in the Limited Indemnification Agreement shall limit the general liability of Buyer under this Agreement.
          9. Additional Parties. The parties to this Agreement agree that additional Selling Securityholders ("Additional Selling Securityholders") may be added as parties to this Agreement prior to the Closing by such Additional Selling Securityholders agreeing in writing to be bound by the provisions of this Agreement, such addition to be made without the necessity of any action by the parties hereto.
          10.  Termination of Agreement.
               This Agreement shall terminate prior to the Closing as follows:
                               (a)      upon the termination of the
Merger Agreement; or
                               (b)      at any time on or prior to the
Closing Date, by mutual written consent of the Selling Securityholders and Buyer.

          If this Agreement is terminated as provided herein no party hereto shall have any liability or further obligation to any other party under the terms of this Agreement except for the intentional or willful violation of, or willful misstatement contained in, the representations and warranties of such parties contained in this Agreement.
          11.  Miscellaneous.
               11.1 Certain Definitions. (a) As used in this Agreement, the following terms have the following meanings:
                     (i)  "Affiliate" means, with respect to any
Person, any other Person controlling, controlled by or under common control with, or the parents, spouse, lineal descendants or beneficiaries of, such Person.
                     (ii) "Lien" means any lien, pledge, mortgage, security interest, claim, lease, charge, option, right of first refusal, easement, servitude, transfer restriction under any shareholder or similar agreement, encumbrance or any other restriction or limitation whatsoever (other than restrictions imposed by applicable securities laws).
                     (iii) "Person" means any individual, corporation, limited liability company, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Body or other entity.
               11.2 Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, five days after the date of deposit in the United States mails, as follows:
                       (a)    if to Buyer, to:

                       MLX Corp.
                       1000 Center Place
                       Norcross, Georgia  30093
                       Attention:  Thomas C. Waggoner
                       Telecopy:   (770) 798-0633


                       with a copy to:

                       Paul, Weiss, Rifkind, Wharton &
                         Garrison
                       1285 Avenue of the Americas
                       New York, New York  10019-6064
                       Attention:  Robert M. Hirsh, Esq.
                       Facsimile:  (212) 757-3990

                       (b) if to a Selling Securityholder, to the address set forth on Exhibit D hereto.


Any party may by notice given in accordance with this Section to the other parties designate another address or Person for receipt of notices hereunder.
               11.3 Entire Agreement. This Agreement contains the entire agreement among the parties with respect to the purchase of the Sale Securities and supersedes all prior agreements, written or oral, with respect thereto.
               11.4 Waivers and Amendments. This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.
               11.5 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware.
               11.6 Binding Effect; No Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and legal representatives. This Agreement is not assignable, except that Buyer may assign its rights hereunder to any of its Affiliates.
               11.7 Variations in Pronouns. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.
               11.8 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.
               11.9 Headings. The headings in this Agreement are for reference only, and shall not affect the interpretation of this Agreement.
               11.10 Severability of Provisions. If any provision or any portion of any provision of this Agreement, or the application of any such provision or any portion thereof to any Person or circumstance, shall be held invalid or unenforceable, the remaining portion of such provision and the remaining provisions of this Agreement, and the application of such provision or portion of such provision as is held invalid or unenforceable to Persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.
PAGE

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                         MLX CORP.



                         By:
                               Name:
                               Title:





                               William D. Morton





                               Brian L. Geiger





                               Daryl R. Lindemann





                               Brian R. Doolittle





                               David M. Stratton

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.





                               Mark W. Mealy





                               Reid G. Leggett





                               Frederic H. Garner




                               Katherine D. Garner





                               Edward P. Imbrogno





                               Thomas L. Temple





                               Stephen E. Cummings





                               John T. Johnston III

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.






                               Robert G. Calton III





                               Kelly L. Katterhagen





                               William A. Morrisett





                               Matthew S. Rankowitz





                               John H. Grigg





                               Shannon G. Smith

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.






                               Nancy B. Conner





                               Charles H. Conner, Jr.





                               Charles H. Conner, Jr., as
                               custodian for Lindsay A. Conner





                               Charles H. Conner, Jr., as
                               custodian for Bryan B. Conner

                            Schedule 3.1
                                Liens

                   Outstanding Options to Purchase


     1. Warrant Agreement dated January 25, 1995, between Morton Metalcraft Holding Co. and Connecticut General Life Insurance Company and Cigna Mezzanine Partners III, L.P., as amended July 11, 1997, for 72,000 shares of common stock.

     2. Executive Stock Option Agreement between Morton Metalcraft Holding Co. And William D. Morton dated February 15, 1995, as amended on October 8, 1997, for 7,000 shares of the Company.

     3. Executive Stock Option Agreement between Morton Metalcraft Holding Co. And Brian L. Geiger dated August 31, 1989, as amended on February 15, 1995, for 9,000 shares of the Company.

     4. Executive Stock Option Agreement between Morton Metalcraft Holding Co. And Daryl R. Lindemann dated September 7, 1990, as amended on February 15, 1995, for 9,000 shares of the Company.

     5. Executive Stock Option Agreement between Morton Metalcraft Holding Co. and Brian R. Doolittle dated July 13, 1992, as amended on February 15, 1995, for 9,000 shares of the Company.

     6. Executive Stock Option Agreement between Morton Metalcraft Holding Co. and David M. Stratton dated August 31, 1989, as amended on February 15, 1995, for 9,000 shares of the Company.

     7. Executive Stock Option Agreement between Morton Metalcraft Holding Co., William D. Morton and Robert J. Janeczko dated May 8, 1995, as amended on October 8, 1997, for 5,000 shares of the Company.

     8.   Amended and Restated Director Option Agreement dated
February 15, 1995, between Morton Metalcraft Holding Co., William D. Morton and Fred W. Broling for 30,000 shares of the Company.

                 Outstanding Shareholder Agreements.

     1. Shareholders' Agreement dated as of March 20, 1995, among Morton Metalcraft Holding Co., Morton Metalcraft Co., William D.
Morton and listed Purchasers.

     2. Shareholders' Agreement dated as of January 25, 1995, among Morton Metalcraft Holding Co., Morton Metalcraft Co., Connecticut
General Life Insurance Company, Cigna Mezzanine Partners III, L.P., as amended July 11, 1997.

             Bowles Hollowell Conner & Co. shareholders


     1. Purchaser Representative Agreement dated as of March 20, 1995, among Charles Conner, Mark W. Mealy, Edward P. Imbrogno, and the other listed Purchasers.

                            Schedule 3.5
                              Defaults

     1. Note and Warrant Purchase Agreements dated January 25, 1995, by and among Morton Metalcraft Co., Morton Metalcraft Holding Co., Connecticut General Life Insurance Company and Cigna Mezzanine
Partners III, L.P., as amended July 11, 1997, adding Morton Metalcraft Co. of North Carolina.

     2. Loan and Security Agreement dated as of January 31, 1995, between Morton Metalcraft Co. and Barclays Business Credit, Inc., as amended by the First Amendment dated December 15, 1995, and as further amended by the Second Amendment dated July 11, 1997, noting Fleet Capital Corporation as successor-in-interest to Barclays and adding Morton Metalcraft Co. of North Carolina.

     3. Warrant Agreement dated January 25, 1995, between Morton Metalcraft Holding Co. and Connecticut General Life Insurance Company and Cigna Mezzanine Partners III, L.P., as amended July 11, 1997, for 72,000 shares of common stock.

     4. Shareholders' Agreement dated as of March 20, 1995, among Morton Metalcraft Holding Co., Morton Metalcraft Co., William D.
Morton and listed Purchasers.

     5. Shareholders' Agreement dated as of January 25, 1995, among Morton Metalcraft Holding Co., Morton Metalcraft Co., Connecticut
General Life Insurance Company, Cigna Mezzanine Partners III, L.P., as amended July 11, 1997.

     6. Stock Option Agreements 2 through 8 listed on Schedule 3.1 to the Securities Purchase Agreement.


     7. Purchaser Representative Agreement dated as of March 20, 1995, among Charles Conner, Mark W. Mealy, Edward P. Imbrogno, and the other listed Purchasers.

                        Schedule 4.2
                      Non-contravention


      None.

                              EXHIBIT A

                       Selling Securityholders

Person                                   Shares Owned            Options Owned[superscript 1]    Warrants Owned
William D. Morton                          174,000
Mark W. Mealy                                6,840
Nancy B. Conner                              2,160
Charles H. Conner, Jr.                       2,160
Charles H. Conner, Jr.,
  as custodian for
  Lindsay A. Conner                          2,160
Charles H. Conner, Jr.,
  as custodian for
  Bryan B. Conner                            2,160
Reid G. Legget                               5,760
Frederic H. Garner                           1,200
Katherine D. Garner                          1,200
Edward P. Imbrogno                           1,800
Thomas L. Temple                             1,800
Stephen E. Cummings                          1,200
John T. Johnston III                         1,200
Robert G. Calton III                         1,200
Kelly L. Katterhagen                         1,200
William A. Morrisett                         1,200
Matthew S. Rankowitz                         1,200
John H. Grigg                                  960
Shannon G. Smith                               600
Brian L. Geiger                                                      9,000
Daryl R. Lindemann                                                   9,000
Brian R. Doolittle                                                   9,000
David M. Stratton                                                    9,000
Connecticut General Life
  Insurance Company, as
  beneficial owner (with
  CIG & CO being
  registered owner)                                                                                23,791.56
Cigna Mezzanine Partners
  III, L.P., as
  beneficial owner (with
  CIG & CO being
  registered owner)                                                                                48,205.44
                                           -------                  ------                         ---------
TOTAL                                      210,000                  43,000                            72,000

[superscript 1] Fred W. Boling and Robert J. Janeczko hold 30,000 and 5,000 options, respectively, but are not Selling Securityholders.

                              EXHIBIT B

               Recap Company Selling Securityholders

                                          Shares of       Shares of
                                           Class A         Class B      Options                   Warrants
Person                                   Stock Owned     Stock Owned     Owned[superscript 1]       Owned
William D. Morton                          1,511,111       100,000        64,815
Mark W. Mealy,                                63,333
Nancy B. Conner                               20,000
Charles H. Conner, Jr.                        20,000
Charles H. Conner, Jr.,
  as custodian for
  Lindsay A. Conner                           20,000
Charles H. Conner, Jr.,
  as custodian for
  Bryan B. Conner                             20,000
Reid G. Legget                                53,333
Frederic H. Garner                            11,111
Katherine D. Garner                           11,111
Edward P. Imbrogno                            16,667
Thomas L. Temple                              16,667
Stephen E. Cummings                           11,111
John T. Johnston III                          11,111
Robert G. Calton III                          11,111
Kelly L. Katterhagen                          11,111
William A. Morrisett                          11,111
Matthew S. Rankowitz                          11,111
John H. Grigg                                  8,889
Shannon G. Smith                               5,556
Brian L. Geiger                                                          83,333
Daryl R. Lindemann                                                       83,333
Brian R. Doolittle                                                       83,333
David M. Stratton                                                        83,333
Connecticut General Life
  Insurance Company, as
  beneficial owner (with
  CIG & CO being
  registered owner)                                                                                220,320
Cigna Mezzanine Partners
  III, L.P., as
  beneficial owner (with
  CIG & CO being
  registered owner)                                                                                446,347
                                           ---------       -------       -------                   -------
TOTAL                                      1,844,444       100,000       398,147                   666,667

[superscript 1] Fred W. Boling and Robert J. Janeczko hold 277,778 and 46,296 options, respectively, following the recapitalization, but are not Selling Securityholders.

                              EXHIBIT C

                  Sale of Recap Company Securities

                                          Shares of
                                           Class A         Options      Warrants      Purchase
Person                                    Stock Sold        Sold          Sold         Price[superscript 1]
William D. Morton                          292,121                                    4,381,820
Mark W. Mealy,                              50,000                                      750,000
Nancy B. Conner                             20,000                                      300,000
Charles H. Conner, Jr.                      20,000                                      300,000
Charles H. Conner, Jr.,
  as custodian for
  Lindsay A. Conner                         20,000                                      300,000
Charles H. Conner, Jr.,
  as custodian for
  Bryan B. Conner                           20,000                                      300,000
Reid G. Legget                              53,333                                      799,995
Frederic H. Garner                          11,111                                      166,665
Katherine D. Garner                         11,111                                      166,665
Edward P. Imbrogno                          16,667                                      250,005
Thomas L. Temple                            16,667                                      250,005
Stephen E. Cummings                         11,111                                      166,665
John T. Johnston III                        11,111                                      166,665
Robert G. Calton III                        11,111                                      166,665
Kelly L. Katterhagen                        11,111                                      166,665
William A. Morrisett                        11,111                                      166,665
Matthew S. Rankowitz                        11,111                                      166,665
John H. Grigg                                8,889                                      133,335
Shannon G. Smith                             5,556                                       83,340
Brian L. Geiger                                             13,636                      203,072
Daryl R. Lindemann                                          13,636                      203,072
Brian R. Doolittle                                          13,636                      201,600
David M. Stratton                                           13,636                      203,072
Connecticut General Life
  Insurance Company, as
  beneficial owner (with
  CIG & CO being
  registered owner)                                                     220,320       3,304,324
Cigna Mezzanine Partners
  III, L.P., as
  beneficial owner (with
  CIG & CO being
  registered owner)                                                     446,347       6,694,236
                                           -------          ------      -------      ----------
TOTAL                                      612,121          54,544      666,667      19,991,196

     [superscript 1] The numbers in this column are based upon the calculations provided by Rob Wright on October 14, 1997.

                          EXHIBIT D

       Names and Addresses of Selling Securityholders



   Person                                  Address



William D. Morton                    2660 North Morton Avenue
                                     Morton, IL  61550


Mark W. Mealy                        227 West Trade Street, Suite 2400
                                     Charlotte, NC  28202


Nancy B. Connor                      227 West Trade Street, Suite 2400
                                     Charlotte, NC  28202


Charles H. Conner, Jr.               227 West Trade Street, Suite 2400
                                     Charlotte, NC  28202


Lindsay A. Conner                    227 West Trade Street, Suite 2400
                                     Charlotte, NC  28202


Bryan B. Conner                      227 West Trade Street, Suite 2400
                                     Charlotte, NC  28202


Reid G. Leggett                      227 West Trade Street, Suite 2400
                                     Charlotte, NC  28202


Frederic H. Garner                   227 West Trade Street, Suite 2400
                                     Charlotte, NC  28202


Katherine D. Garner                  227 West Trade Street, Suite 2400
                                     Charlotte, NC  28202


Edward P. Imbrogno                   227 West Trade Street, Suite 2400
                                     Charlotte, NC  28202


Thomas L. Temple                     227 West Trade Street, Suite 2400
                                     Charlotte, NC  28202


Stephen E. Cummings                  227 West Trade Street, Suite 2400
                                     Charlotte, NC  28202


John T. Johnston III                 227 West Trade Street, Suite 2400
                                     Charlotte, NC  28202


Robert G. Calton III                 227 West Trade Street, Suite 2400
                                     Charlotte, NC  28202

Kelly L. Katterhagen                 227 West Trade Street, Suite 2400
                                     Charlotte, NC  28202


William A. Morrisett                 227 West Trade Street, Suite 2400
                                     Charlotte, NC  28202


Matthew S. Rankowitz                 227 West Trade Street, Suite 2400
                                     Charlotte, NC  28202


John H. Grigg                        227 West Trade Street, Suite 2400
                                     Charlotte, NC  28202


Shannon G. Smith                     227 West Trade Street, Suite 2400
                                     Charlotte, NC  28202


Brian L. Geiger                      29501 Allentown Road
                                     Mackinaw, IL  61755


Daryl R. Lindemann                   52 Maple Ridge Drive
                                     Morton, IL  61550


Brian R. Doolittle                   86 Maple Ridge Drive
                                     Morton, IL  61550


David M. Stratton                    c/o Morton Metalcraft Co., Inc.
                                     2080 East Williams Street
                                     P.O. Box 918
                                     Apex, NC  27502


Connecticut General Life Insurance   CIG & Co.
  Company, as beneficial owner       c/o CIGNA Investments, Inc.
  (with CIG & CO being registered    900 Cottage Grove Road
  owner)                             Hartford, CT  06152-2206
                                     ATTN:  Securities Accounting
S-206


Cigna Mezzanine Partners III, L.P.,  CIG & Co.
  as beneficial owner (with CIG      c/o CIGNA Investments, Inc.
  & CO being registered owner)       900 Cottage Grove Road
                                     Hartford, CT  06152-2206
                                     ATTN:  Securities Accounting